EXECUTION VERSION

AMENDMENT NO. 6 TO CREDIT AGREEMENT

AMENDMENT NO. 6 dated as of September 30, 2022 (this “Agreement”) between ABPCIC FUNDING III LLC (the “Borrower”), NATIXIS, NEW YORK BRANCH, in its capacity as Administrative Agent (the “Administrative Agent”), U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION (as successor in interest to U.S. Bank National Association), in its capacity as collateral agent, and collateral administrator (the “Collateral Agent” and “Collateral Administrator”), U.S. Bank National Association, in its capacity as custodian (the “Custodian”) and the LENDERS executing this Agreement on the signature pages hereto.

The Borrower, the Lenders party thereto, the Administrative Agent, the Collateral Agent, the Collateral Administrator and the Custodian, are parties to a Credit Agreement dated as of March 24, 2021 (as amended by Amendment No. 1 to Credit Agreement dated as of July 1, 2021, as amended by Amendment No. 2 to Credit Agreement dated as of November 5, 2021, as amended by Amendment No. 3 to the Credit Agreement dated as of February 7, 2022, as amended by Amendment No. 4 to the Credit Agreement dated as of March 7, 2022, Amendment No. 5 to the Credit Agreement dated as of May 27, 2022, and as further amended, modified and supplemented and in effect from time to time, the “Credit Agreement”).

The Borrower and the Lenders party hereto wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Agreement, terms defined in the Credit Agreement are used herein as defined therein. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

(a) The following definition is hereby added in Section 1.1 of the Credit Agreement in appropriate alphabetical order in lieu of the existing definition for such term:

“Reinvestment Period” means the period from and including the Closing Date to and including the earliest of (a) the date that is 24 months after the Closing Date, (b) the date of the acceleration of the maturity of the Loans or the termination of the Commitments in full pursuant to Section 6.2, (c) any date on which the Borrower or the Collateral Manager reasonably determines that it can no longer acquire, purchase or originate additional Collateral Loans appropriate for inclusion in the Collateral in accordance with the terms of this Agreement and the Collateral Management Agreement (provided that, in the case of this clause (c), an Authorized Officer of the Collateral Manager shall provide a written certification as to such determination to the Agents, the Lenders and DBRS at least five Business Days prior to such date) and (d) any date on which the Majority Lenders provide written notice to the Borrower that an event constituting “Cause” as defined in the Collateral Management Agreement has occurred.

(b) The signature page for the Borrower shall be replaced with the signature page of the Borrower attached hereto.

(c) References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the “Credit Agreement” as amended hereby. References in the Risk Retention Letter to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended to date, including by this Agreement, and the Risk Retention Letter is intended to remain in full force and effect. By its acknowledgment hereto, the Retention Provider agrees to the preceding sentence.

Section 3. Representations and Warranties.

(a) Before and after giving effect to the amendment contemplated pursuant to this Agreement, the Borrower represents and warrants that (i) its representations and warranties set forth in Article IV of the Credit Agreement, and in each of the other Loan Documents, that contain materiality or material adverse effect qualifiers, are true and complete, and all other of its representations and warranties set forth in said Article IV, and in each of the other Loan Documents, are true and complete in all material respects, in each case on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and as if each reference in said Article IV to “this Agreement” included reference to this Agreement (it being agreed that it shall be deemed to be an Event of Default under the Credit Agreement if any of the foregoing representations and warranties shall prove to have been incorrect in any material respect when made) and (ii) no Default or Event of Default has occurred and is continuing on the part of the Borrower. Immediately before and after giving effect to this Agreement the Borrower certifies that (1) each of the Loan Documents remains in full force and effect and is the binding and enforceable obligation of the Borrower, in each case, to the extent the Borrower is a party thereto (except for those provisions of any Loan Document not material, individually or in the aggregate with other affected provisions, to the interests of any of the Lenders) and (2) the Eligibility Criteria are satisfied.

(b) The Borrower represents and warrants that this Agreement has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors’ rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

Section 4. Conditions Precedent. The amendment set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions:

(a) Execution. The Administrative Agent shall have received counterparts of this Agreement executed by the Borrower, the Administrative Agent, the Collateral Agent, the Collateral Administrator, the Custodian and the Lenders. The Collateral Manager shall have consented to this Agreement in writing.

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(b) Fees. The Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses of the Agents and the Lenders (including reasonable and documented fees and expenses of outside counsel to the Agents) incurred in connection with this Agreement.

(c) Rating Condition. The Administrative Agent shall have received evidence satisfactory to it that the Rating Condition has been satisfied.

(d) Officer’s Certificate from the Borrower. The Administrative Agent shall have received from an Authorized Officer of the Borrower a certificate: (i) certifying as to and attaching (A) its Constituent Documents, (B) its resolutions or other action of its general partner approving this Agreement and any other matters related thereto, (C) the incumbency and specimen signature of each of its Authorized Officers and (D) a good standing certificate from its state or jurisdiction of organization and any other state or jurisdiction in which it is qualified to do business in which the failure to be so qualified could reasonably be expected to have a Material Adverse Effect; (ii) confirming that each of the Coverage Tests, Concentration Limitations and Collateral Quality Tests is in compliance both immediately before and after giving effect to this Agreement; (iii) certifying as to the matters set forth in Section 3(a) hereof; and (iv) certifying to the effect that in the case of each item of Collateral pledged to the Collateral Agent as of the date hereof, (A) the Borrower is the owner of such Collateral free and clear of any liens, claims or encumbrances of any nature whatsoever except for Permitted Liens, (B) the Borrower has acquired its ownership in such Collateral in good faith without notice of any adverse claim, except as described in the immediately preceding clause (A), (C) the Borrower has not assigned, pledged or otherwise encumbered any interest in such Collateral (or, if any such interest has been assigned, pledged or otherwise encumbered, it has been released) other than pursuant to the Credit Agreement, (D) the Borrower has full right to grant a security interest in and assign and pledge such Collateral to the Collateral Agent and (E) upon grant by the Borrower, the Collateral Agent has a first priority perfected security interest in the Collateral, except in respect of any Permitted Lien or as otherwise permitted by the Credit Agreement.

(e) Legal Opinion. The Administrative Agent shall have received a legal opinion with respect to the Borrower (addressed to each of the Secured Parties and DBRS) from Dechert LLP, counsel to the Borrower, dated the date hereof, covering such matters as the Administrative Agent and its counsel shall reasonably request.

Section 5. Confirmation of Collateral. The Borrower (a) confirms its obligations with respect to the Collateral, (b) confirms that its obligations under the Credit Agreement as amended hereby are entitled to the benefits of the pledges set forth in the Loan Documents, (c) confirms that its obligations under the Credit Agreement as amended hereby constitute “Obligations” (as defined in the Credit Agreement) that are secured by the Collateral thereunder and (d) agrees that the Credit Agreement as amended hereby is the Credit Agreement under and for all purposes of the Loan Documents. Each party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect, and such Obligations shall continue to be entitled to the benefits of the Grant set forth in the Credit Agreement.

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Section 6. Direction of Custodian, Collateral Administrator and Collateral Agent. By executing this Agreement, the Lenders hereby consent to the terms of this Agreement and direct the Custodian, the Collateral Administrator and Collateral Agent to execute and deliver this Agreement, and acknowledge and agree that the Custodian, Collateral Administrator and Collateral Agent shall be fully protected in relying upon the foregoing consent and direction and hereby release the Custodian, Collateral Administrator and Collateral Agent and its respective officers, directors, agents, employees and shareholders, as applicable, from any liability for complying with such direction, except as a result of the bad faith, gross negligence or willful misconduct of the Custodian, Collateral Administrator and Collateral Agent.

Section 7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. THIS AGREEMENT AND ANY RIGHT, REMEDY, OBLIGATION, CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. IN ACCORDANCE WITH SECTION 12.5 OF THE CREDIT AGREEMENT, THE BORROWER WILL, PROMPTLY FOLLOWING EXECUTION HEREOF, PROVIDE COPIES OF THIS AGREEMENT TO DBRS. IN ADDITION, THE BORROWER WILL, PROMPTLY FOLLOWING EXECUTION HEREOF, PROVIDE COPIES OF THIS AGREEMENT TO EACH LENDER AND THE AGENTS. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

ABPCIC FUNDING III LLC, as Borrower

By: AB Private Credit Investors Corporation, its designated manager

By:	/s/ Christopher Terry
Name: Christopher Terry
Title: Vice President

Address for notices:

AB Private Credit Investors LLC 1345 Avenue of the Americas
New York, New York 10105

With a copy to the Collateral Manager and

AB Private Credit Investors LLC 405 Colorado St., Suite 1500
Austin, TX 78701
Attention: Wesley Raper

[ABPCIC Funding III - Amendment No. 6 to Credit Agreement]

NATIXIS, NEW YORK BRANCH, as Administrative Agent

By:	/s/ Jack Price
Name: Jack Price
Title: Associate

By:	/s/ Urs Fischer
Name: Urs Fischer
Title: Executive Director

[ABPCIC Funding III - Amendment No. 6 to Credit Agreement]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Agent and Collateral Administrator

By:	/s/ Scott DeRoss
Name:	Scott DeRoss
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as Custodian

By:	/s/ Scott DeRoss
Name:	Scott DeRoss
Title:	Senior Vice President

[ABPCIC Funding III - Amendment No. 6 to Credit Agreement]

Lenders:

VERSAILLES ASSETS LLC, as Class A-R Lender

By:	/s/ David V. DeAngelis
Name: David V. DeAngelis
Title:	Vice President

[ABPCIC Funding III - Amendment No. 6 to Credit Agreement]

VERSAILLES ASSETS LLC, as Swingline Lender

By:	/s/ David V. DeAngelis
Name: David V. DeAngelis
Title:	Vice President

[ABPCIC Funding III - Amendment No. 6 to Credit Agreement]

VERSAILLES ASSETS LLC, as Class A-T Lender

By:	/s/ David V. DeAngelis
Name: David V. DeAngelis
Title:	Vice President

[ABPCIC Funding III - Amendment No. 6 to Credit Agreement]

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY as Class A-T Lender

By: Apollo Insurance Solutions Group LP, its investment manager

By: Apollo Capital Management, L.P., its sub-advisor

By: Apollo Capital Management GP, LLC, its general partner

By:	/s/ William Kuesel
Name: William Kuesel
Title: Vice President

[ABPCIC Funding III - Amendment No. 6 to Credit Agreement]

ATHENE ANNUITY & LIFE ASSURANCE COMPANY as Class A-T Lender

By: Apollo Insurance Solutions Group LP, its investment manager

By: Apollo Capital Management, L.P., its sub-advisor

By: Apollo Capital Management GP, LLC, its general partner

By:	/s/ William Kuesel
Name: William Kuesel
Title: Vice President

[ABPCIC Funding III - Amendment No. 6 to Credit Agreement]

CONSENTED TO BY:

AB PRIVATE CREDIT INVESTORS LLC, as Collateral Manager

By:	/s/ Christopher Terry
Name: Christopher Terry
Title: Assistant Treasurer

[ABPCIC Funding III - Amendment No. 6 to Credit Agreement]

CONSENTED TO BY:

AB PRIVATE CREDIT INVESTORS LLC, as Retention Provider

By:	/s/ Christopher Terry
Name: Christopher Terry
Title: Assistant Treasurer

[ABPCIC Funding III - Amendment No. 6 to Credit Agreement]